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                    WELLS FARGO DIRECTOR (SERIES II AND IIR)
                              SEPARATE ACCOUNT ONE
                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

                               FILE NO. 333-101924

              SUPPLEMENTS DATED DECEMBER 22, 2004 TO THE PROSPECTUS
                             DATED NOVEMBER 1, 2004

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              SUPPLEMENT DATED DECEMBER 22, 2004 TO YOUR PROSPECTUS

Hartford is taking steps to develop a new suite of variable annuity contracts sometime in 2005. If you purchase this Contract on or after January 1, 2005, you may be eligible to receive an offer to exchange this Contract for one of the new variable annuity contracts.

Hartford will determine who is eligible for this offer. The offer may not be available to all Contract Owners or include every variable annuity contract Hartford offers. Hartford has not yet determined which Contract Owners or which variable annuities will be made an offer to exchange. We do know at this time that no variable annuity that offers a Payment Enhancement or that has no front-end Sales Charge and no Contingent Deferred Sales Charge will be part of the exchange offer program.

If you are interested in an exchange, and if we determine that you are eligible for this exchange offer, we will provide your registered representative with information. Your registered representative will speak with you about the offer. If you are eligible, we will provide information that will compare features of your current Contract with features of the new variable annuity contract to help you to make an informed decision about the exchange.

If you accept the offer, Hartford will credit your new variable annuity contract with the amount of time you have owned your current Contract. Your Death Benefit and optional riders and programs, if any, from the current Contract will not carry over to the new variable annuity contract. The new Death Benefit and all optional riders and programs will be calculated according to the provisions of the new contract without regard to the benefit amounts accumulated in the current Contract.

  THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.

HV-5130

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              SUPPLEMENT DATED DECEMBER 22, 2004 TO YOUR PROSPECTUS

HARTFORD BOND HLS FUND - NAME CHANGE

Effective March 15, 2005, Hartford Bond HLS Fund is changing its name to Hartford Total Return Bond HLS Fund. All references in the prospectus to "Hartford Bond HLS Fund" are deleted and replaced with "Hartford Total Return Bond HLS Fund."

HARTFORD BOND HLS FUND - OBJECTIVE CHANGE

Under the section entitled "The Funds," the paragraph describing the investment objective of Hartford Bond HLS Fund is deleted and replaced with the following:

     Hartford Total Return Bond HLS Fund - Seeks competitive total return, with income as a secondary objective.

HARTFORD CAPITAL APPRECIATION HLS FUND SUB-ACCOUNT - CLOSURE

Hartford Capital Appreciation HLS Fund Sub-Account is closed to all Contracts issued on or after January 3, 2005.

For Contracts issued before January 3, 2005, Hartford Capital Appreciation HLS Fund Sub-Account is closed to subsequent premium payments and transfers of Contract Value effective as of the close of regular trading of the New York Stock Exchange on February 28, 2005.

Any Dollar Cost Averaging, InvestEase(R), Asset Rebalancing Program or other administrative program established on or before February 28, 2005, that includes transfers of Contract Value or allocations to Hartford Capital Appreciation HLS Fund Sub-Account will continue uninterrupted. In addition, Hartford Capital Appreciation HLS Fund Sub-Account will not be available for any Dollar Cost Averaging, InvestEase, Asset Rebalancing Program or other administrative program established after February 28, 2005.

Due to administrative system limitations Hartford Capital Appreciation HLS Fund Sub-Account will also remain open if used in a static Asset Allocation model established prior to May 1, 2005, for the following variable annuities:

     - AmSouth Variable Annuity - Series III & IIIR; AmSouth Variable Annuity Plus - Series II & IIR; AmSouth Variable Annuity Outlook - Series II & IIR; BB&T Director - Series III & IIIR; BB&T Director Outlook - Series II & IIR; Classic Director Outlook - Series II & IIR; and

     - The Director - Series VIII & VIIIR and Director Edge - Series II & IIR if purchased through an Edward Jones registered representative.

Hartford Capital Appreciation HLS Fund will remain open:

     - to certain owners of older Contracts as a result of settlement of litigation against Hartford;

     -    to certain owners of other investment products offered by Hartford;
          and

     -    to certain qualified retirement plans.

  THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.

HV-5131